Exhibit 99.2

U.S. Auto Finance, Inc.

U.S. Auto Funding Trust 2019-1

Consulting Report

February 14, 2019

For information related to this report, contact:

CBIZ MHM, LLC
401 Plymouth Road, Suite 200
Plymouth Meeting, Pennsylvania 19462

M. Michael Aquino	Imran Siddiqi
Lead Managing Director	Director
(610) 862-2737	(405) 590-5140
maquino@cbiz.com	isiddiqi@cbiz.com

This Report Is For CLIENT’S Internal Use Only And Should Not Be Relied Upon By Any Third Party

U.S. Auto Finance, Inc. - U.S. Auto Funding Trust 2019-1 February 14, 2019

U.S. Auto Finance, Inc.

Consulting Engagement

Name:	U.S. Auto Funding Trust 2019-1

Address:	1855 Satellite Blvd
Suite 100
Duluth, GA 30097

Administrator Agent:	Imran Siddiqi
Michael Lauer
Andrea Lundquist
Chuck Tang

Report Date:	February 14, 2019

Examination Dates:	February 11-14, 2019

Company Contact: Mr. Jay Putnam, Chief Financial Officer

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U.S. Auto Finance, Inc. - U.S. Auto Funding Trust 2019-1 February 14, 2019

February 14, 2019

PRIVATE & CONFIDENTIAL

Mr. Jay Putnam

1855 Satellite Blvd.

Suite 100

Duluth, GA 30097

Dear Mr. Putnam:

Please find our enclosed Administrator Agent Report (“the Report”) which was prepared at the request of to U.S. Auto Finance, Inc., Inc., as Sponsor and Seller, USASF Servicing LLC as Servicer, U.S. Auto Receivables Financing LLC as Depositor and U.S. Auto Funding Trust 2019-1 (“Issuer,” “U.S. Auto 2019-1”, “SPV” or “the Company”) (collectively, the “Specified Parties” and “Client”) as it relates to the U.S. Auto Funding Trust 2019-1 transaction (“Transaction”) as of the same date as the Preliminary Offering Memorandum, in accordance with the terms of our Engagement Letter dated February 11, 2019.

Client Acknowledgements

By acceptance of the Report, you acknowledge that (1) you have determined that the procedures we performed are the procedures that you requested us to perform, that you are solely responsible for the sufficiency of such procedures for your purposes, and that you do not require us to perform any further procedures, (2) we make no representations and express no opinion as to the sufficiency of the procedures for your purposes and had we performed additional procedures, other matters might have come to our attention that would have been reported to you, (3) the procedures that we performed should not be taken to supplant additional inquiries and procedures that you should undertake in your evaluation of the Transaction, (4) you have made available to us all financial records and related data that you received from the Company that you believe are necessary for us to complete our procedures, and (5) the decision whether to consummate the Transaction lies solely with you, and neither our work nor our findings shall in any way constitute a recommendation whether you should or should not consummate the Transaction, or on what terms.

Limitations of Procedures

The procedures we performed do not constitute, in accordance with generally accepted auditing or other applicable professional standards, (1) an audit, review, or compilation of the Company’s historical financial statements or specified elements, accounts or items thereof as per the attestation standards established by the American Institute of Certified Public Accountants, (2) an examination or compilation of the Company’s prospective financial information, (3) an appraisal of the Company or of any of the Company’s assets or liabilities or (4) an examination of the Company’s internal controls, and, accordingly, we express no opinion, limited assurance or any other form of assurance thereon and our work cannot be relied upon to disclose errors, fraud or illegal acts that may exist.

The Report contains a description of the following:

(i)	the type of assets;
(ii)	the sample size;
(iii)	how the sample size was determined and, if applicable, computed;

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U.S. Auto Finance, Inc. - U.S. Auto Funding Trust 2019-1 February 14, 2019

(iv)	the scope and manner of the Services performed; and
(v)	the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

None of the engagement Scope Procedures or Report was intended to address, nor did they address, the following:

(i)	the value of collateral securing such assets;
(ii)	the compliance of the originator of the assets with federal, state, and local laws and regulations; or

We have not verified the information we obtained or presented in the Report, unless specified therein.

Use of the Report

This letter and the Report are solely for your information and internal use and to assist you in the evaluation of the Transaction. You agree that without the prior written consent of CBIZ MHM, LLC (“CBIZ”), you will not circulate, quote or otherwise refer to this Report or a copy of all or any portion thereof. Notwithstanding the foregoing, you may provide copies of the Report in accordance with the terms and conditions set forth in the Engagement Letter dated February 11, 2019 and to your legal representatives or other professional advisors solely for their informational use in connection with the Transaction provided that (1) this letter shall be attached at the front of the Report at the time of disclosure, and (2) any such legal representative or other professional advisor has agreed to keep the Report confidential and fully releases CBIZ from any liability arising out of, or in reliance upon, this Report.

Updating the Report

We have no responsibility to update this letter or the Report for events or circumstances occurring after the date of this letter.

Very truly yours,

CBIZ MHM, LLC

By:          /s/ M. Michael Aquino

M. Michael Aquino, Lead Managing Director

CBIZ MHM, LLC

This Report Is For CLIENT’S Internal Use Only And Should Not Be Relied Upon By Any Third Party

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U.S. Auto Finance, Inc. - U.S. Auto Funding Trust 2019-1 February 14, 2019

Legal Notice

This Report is provided solely to Client for its internal use and information, pursuant to our Engagement Letter dated February 11, 2019 with no third party beneficiaries being created thereby, and is subject in all respects to the terms and conditions of that letter, including restrictions on disclosure of this Report to third parties.

If this Report is received by anyone other than Client, the recipient is placed on notice that the attached Report has been prepared solely for Client for their internal use and this Report and its contents may not be shared with or disclosed to anyone without the express written consent of Client and CBIZ MHM, LLC. CBIZ MHM, LLC shall have no liability, and shall pursue all available legal and equitable remedies against recipient, for the unauthorized use or distribution of this Report to third parties.

Legal Representation

Client acknowledges and agrees that it is responsible for its own legal representation and guidance related to the Transaction and that it will consult its own legal resources before acting upon any deliverables CBIZ MHM, LLC provides under this Agreement. Client further acknowledges and agrees CBIZ MHM, LLC is not a law firm and is not providing legal advice or analysis and that CBIZ MHM, LLC has not engaged legal counsel with respect to the services, and that matters of legal interpretation are beyond the scope of the Services. CBIZ MHM, LLC expressly disclaims any and all responsibility for the accuracy, adequacy, completeness or appropriateness of any legal document, relating to the Transaction or otherwise, reviewed during the performance of Services as outlined herein.

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General Information

During this engagement, CBIZ MHM LLC held discussions with the following individuals (collectively referred to as “management” in the report unless otherwise specified):

Contact Name	Title/ Department
Jay Putnam	Chief Financial Officer

Note:	All samples were selected as stated in the Statement of Work included in the report unless specified by the Client. Slight mathematical variances may be noted in the tables presented due to rounding.

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U.S. Auto Finance, Inc. - U.S. Auto Funding Trust 2019-1 February 14, 2019

TABLE OF CONTENTS

STATEMENT OF WORK	8

A. UNDERWRITING/CREDIT APPROVAL	14

B. SERVICING/COLLECTIONS	24

EXHIBITS

Exhibit A.1	Data File Integrity Test as of January 31, 2019

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U.S. Auto Finance, Inc. - U.S. Auto Funding Trust 2019-1 February 14, 2019

STATEMENT OF WORK

PURSUANT TO THE ENGAGEMENT LETTER

DATED FEBRUARY 12, 2019 BY AND BETWEEN

CBIZ MHM, LLC (“CBIZ”)

AND

U.S. AUTO FINANCE, INC., AS SPONSOR AND SELLER, USASF SERVICING LLC AS SERVICER, U.S. AUTO RECEIVABLES FINANCING LLC as DEPOSITOR AND U.S. Auto Funding Trust 2019-1 (“ISSUER,” “U.S. AUTO 2019-1”, “SPV” OR THE “COMPANY”) (COLLECTIVELY THE, THE “SPECIFIED PARTIES” AND “CLIENT”)

Relevant Entities:

U.S. Auto Finance, Inc., Inc., as Sponsor and Seller, USASF Servicing LLC as Servicer, U.S. Auto Receivables Financing LLC as Depositor and U.S. Auto Funding Trust 2019-1 as Issuer (“Issuer,” “U.S. Auto 2019-1”, “SPV” or “the Company”) (collectively, the “Specified Parties” and “Client”)

Time Periods to be tested:

See the below Scope of Services

Location:

Duluth, GA

Additional Request:

Document all discussions with and inquiries of management.

Note: All samples are judgmentally selected unless specified by the Client.

Consultant report should provide for glossary of defined terms which will serve as a point of reference for all capitalized terms found in the consulting report.

Consultant report should provide for a table listing individuals at the Company that provided assistance and/or are referenced in the consultant report. Table should provide for the following: name, title, phone number, affiliation, and tenure.

Consultant report should separately identify material weaknesses from observations made that may represent improvements to the Company’s processes.

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U.S. Auto Finance, Inc. - U.S. Auto Funding Trust 2019-1 February 14, 2019

SCOPE OF SERVICES

A.	Underwriting/Credit Approval (including loan/lease file test)

1.	Obtain and review the Company’s Credit Policies and Procedures and determine that management has formally adopted them. Inquire of management as to the date they were last updated. If the Company does not have a written credit policy, describe the process management completes to extend credit. Include in this discussion any changes within the previous twelve months and any anticipated changes going forward.

a.	Review (or discuss) and summarize the Company’s credit approval process. For the last twelve months (monthly statistics), obtain from the Company the percent of loans approved from applications received and percent of loans funded on those approved.
b.	Discuss, observe, and summarize the Company’s security procedures regarding original loan documentation, such as promissory notes, application for credit, vehicle titles, and insurance coverage. Inquire about any back-up copies for this documentation that may be maintained by the Company.
c.	Describe and document the Company’s use of other complimentary products (i.e. warranty, GAP, Car Club, etc.) including terms/pricing and accounting treatment of income/expenses. Based on conversations with management calculate or estimate the % of customers that utilize such products.
d.	Describe and document the Company’s Policy and Procedures for imitating GPS Tracking and Starter Interruption. For the 12 months ended December 31, 2018, note the number of incidences. Judgmentally select a sample of 20 accounts noting the reasons for such and the number and type of contract attempts prior to imitating action. Note the number of customer complaints and Company’s responses to these complaints. Note any incidences of improper shut-off and any repercussions for such.

2.	With reference to the Company’s underwriting and credit approval policy ensure that new loans were approved in accordance with descriptions of the key controls in place to mitigate underwriting risks – examples are the following areas:

a.	Methodology for assigning credit tier.

b.	Assigning credit tiers in accordance with Company policy.

c.	How the Company verifies title and perfection are properly documented and retained?

d.	All documents required by the credit and collection policy are in the loan files. Document any quality control reviews or checklists in use in this area by the Company.

e.	Incomplete obligor information (underlying borrower information, breach of credit score levels, income verification etc.).

3.	Through inquiry and observation, document the Company’s procedures for underwriting credit. This should cover the following:

a.	Are loans written in accordance with established policies?
b.	Is a credit review performed on new customers prior to entering into a loan (including obtaining and reviewing credit reports, and evaluating the financial condition of cosigners or guarantors)?
c.	How loan documents are properly executed by borrowers?
d.	How the terms of each loan matches the lease program parameters, including pricing, etc.?
e.	How the FICO or Internal Credit Score are above applicable cut-offs?
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U.S. Auto Finance, Inc. - U.S. Auto Funding Trust 2019-1 February 14, 2019

f.	Are loans properly approved by appropriate levels of management?
g.	Has the Company established dollar limits and credit standards for customers, products and/or credit underwriter?
h.	Are discrete functions adequately segregated by personnel, e.g. personnel responsible for collecting on loans and performing customer service functions are not involved in the underwriting and approval of the loans they collect, in the application of customer payments on the loans they collect and do not have the ability to change the ongoing records relating to the status of the loan?
i.	Are documents supporting new loans inspected for proper form, completeness and accuracy by someone independent of the origination and underwriting functions?
j.	Is information submitted by the obligor as part of application and utilized in underwriting decisions verified for completeness and accuracy by someone independent of the origination and underwriting functions?
k.	Note that post-origination quality control, including post-mortem reviews of defaulted agreements, is a discrete function performed by personnel adequately segregated from other Company operations. Note that each quality control review is documented and that the results of such activities are communicated to and monitored by senior management.
l.	Review any quality control or operational audits performed within the last 12 months by parent companies or other third parties for any material deviations
m.	Describe the process of monitoring credit quality and process for ongoing adjustment / refinement of the credit model based on experience? What reports does the Company look at? How often?

4.	Describe how the Company documents credit underwriting exceptions and how the Company tracks such exceptions. Obtain the most recent management reports tracking such exceptions.

a.	Are exceptions to underwriting standards and policy deviations properly approved by appropriate levels of management and if documentation related to such exceptions conform to Company policy? Are underwriting exceptions and policy deviations made known to and periodically reviewed by senior management? Also, note how the Company manages such exceptions.

5.	Judgmentally select 125 loans (100 judgmental and 25 delinquent) included in the eligible pool as December 31, 2018 month-end. Document the information sighted in the Credit File and note if the loan was approved in compliance with the Company’s policies and procedures. Also, note that the asset details included in the Data Tape / Aging Trial Balance agree to the Credit File and system. Briefly document the results of these procedures. Note that the actual loan proceeds were paid to the obligor or dealer. Note that the names of borrowers and co-borrowers should remain anonymous in documenting test results.

a.	Obtain the original physical contract/loan documentation files and review for the items noted below (as well as any additional items on the tape that could reasonably be agreed to source documentation in the Credit File). For items marked below as “confirm” note whether the item is noted as part of the underlying documentation. For items marked as “compare” agree the item on the data tape to the underlying system of record and information included within the file (when applicable). Document your testing results in a worksheet.

i.	Confirm original signed paper (or electronic) retail installment contract

ii.	Confirm ACH pre-authorization forms, if applicable

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U.S. Auto Finance, Inc. - U.S. Auto Funding Trust 2019-1 February 14, 2019

iii.	Confirm Starter Interrupt/GPS Disclosure has been signed or customer acknowledgement has been received.

iv.	Confirm vehicle title (existence of, note endorsement/lienholder data on title or application for title)

v.	Confirm UCC Statement or security documents, if applicable

vi.	Confirm evidence of credit approval

vii.	Confirm evidence of Loan Disclosure, if any

viii.	Confirm items being financed: add-ons, insurance, warranty, service contract, etc.

ix.	If applicable, confirm employment verification

x.	If applicable, confirm residence verification

xi.	Confirm evidence of insurance at origination (certificate of insurance, insurance binder, application form signed by customer, or signed letter of representation)

xii.	Confirm and Compare date of contract, first payment date, and maturity date

xiii.	Compare remaining contract term (recalculate and compared to data tape)

xiv.	Compare discounted amount, if any

xv.	Confirm and Compare original contract financed amount

xvi.	Confirm and Compare original contract term

xvii.	Confirm and Compare contract interest rate (APR)

xviii.	Compare vehicle cost

xix.	Compare remaining (current) balance

xx.	Compare next due date

xxi.	Confirm and Compare monthly payment amount and note frequency of payment

xxii.	Compare state of origination of contract

xxiii.	Compare new / used vehicle status

xxiv.	Compare make, model and year of vehicle

xxv.	Confirm (to title or title registration) and Compare VIN

xxvi.	Compare FICO score(s) and/or internal credit score

xxvii.	Compare Days Past Due and Past Due Amounts (if applicable)

xxviii.	Compare Dealer Number, State and Type

xxix.	Compare Loan-to-Value (re-perform the calculation, noting what value is used for the “V” (i.e. Kelly Bluebook Average Condition, Manheim, etc.))

xxx.	Compare Payment-to-Income at origination (re-perform the calculation)

xxxi.	Compare Debt-to-Income at origination (re-perform the calculation)
xxxii.	Is there any evidence that the receivables have been pledged to a third party?
xxxiii.	Are the receivables originated by any corporate entity other than the specified originator?
xxxiv.	What credit information is there on the obligor? (Financial statements, D&B’s, credit references, etc.)? Is the information maintained in the file consistent with the underwriting requirements contained in the credit policies and procedures?

6.	Document testing results in a worksheet. Any exceptions to the Company’s credit policies and procedures should be noted and discussed.
7.	For the judgmental sample of Loans selected; test for Eligibility per the loan agreement / term sheet.
8.	If applicable, obtain the latest Custodian Collateral Report and note if there are any exceptions on the report and the reasons for the exceptions. If applicable, discuss the movement of title and contracts to the proposed Custodian (prior to closing) and briefly describe the proposed custody arrangement. Comment on how the titles will be held safely and securely and where original files will be housed. Determine if there will be exception reporting related to missing documentation, contracts, titles maintained at the Custodian.

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U.S. Auto Finance, Inc. - U.S. Auto Funding Trust 2019-1 February 14, 2019

9.	For the 125 accounts selected above, review data appearing on the Company’s system in comparison to information appearing in the sampled account files for accuracy (file to system review).

10.	As of December 31, 2018, obtain a list of the ten (10) largest loan concentrations for the Company as a whole.

.

a.	Compile a list of the ten (10) largest loan concentrations (i.e. – industry, vehicle type, obligor, geographic, etc.) for the Company as a whole.
b.	Verify the accuracy of this information by tracing amounts to the receivable trial balance. Determine if the Company is aggregating exposure among affiliated obligors. If not, does the Company have the ability to readily perform such an aggregation? What is the process by which this aggregation is accomplished?

11.	Review and summarize any reports management can make available (in addition to delinquency and charge-off statistics) that provide an indication as to the level and trend of the loan portfolio’s quality (such as credit score data, underwriting policy exceptions, LTV data, etc.).
12.	Request the Company’s procedures for the disbursement of cash upon a positive Loan decision and record your findings. Request from the Company a summary of the controls they use to ensure each loan is accurately and completely recorded, together with the vehicle security details.
13.	Per management discussions, note if the Company purchases loans at a discount. If yes, document how the Company determines the discount, how they record such at the time of purchase and how they account for such on an on-going basis.

B.	Servicing/Collections

1.	Test and document the following as it relates to the Company’s collection policies and procedures (through inquiry and observation, except where testing is noted):

a.	Test a judgmental sample of 50 accounts (from various aging categories) at December 31, 2018 and determine that they are properly aged in accordance with the contract terms and aging methodology (include in the selection the 5 largest 60+ day past due loans). Review collection notes on the system to determine that the Company collection policies and procedures have been properly followed. Document the amount of loan payment to move an account for aging purposes (i.e., 90% or 100% of loan payment). Note if the loan accounts are contractually aged.

i.	Perform the aging test by examining account payment histories.
ii.	Note any accounts that may be aged in a non-conforming manner. Prepare a listing of the accounts analyzed with an indication of the aging accuracy and reason for the delinquency.
iii.	Regarding delinquent (60+ days past due) accounts, determine if the Company is handling the accounts in a manner consistent with its Policy.

b.	Prepare an “Aging Shift Analysis” between the months of November 2018 and December 2018 and document if the accounts are being properly aged in accordance with the Company’s credit and collection policy and note any accounts that may be aged in a non-conforming manner. Judgmentally select 15 accounts. Note any discrepancies.

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U.S. Auto Finance, Inc. - U.S. Auto Funding Trust 2019-1 February 14, 2019

c.	Test payment deferrals, extensions, rewrites, restructurings, due date changes, modifications and renewals (collectively, “modifications” or “revisions”) from original loan terms for a judgmental sample of 50 such loans. Obtain volumes and reasons and assess for proper approval.

i.	Note those modifications that relate to a loan that was previously modified and record the total number of modifications permitted over the life of the loan to date. Review portfolio wide trends in use of modifications over the past 12 months. Show total monthly modifications as a percentage against total outstanding loans. Note any unusual trends and obtain the Company’s explanation for such.
ii.	Note that any post-origination actions; such as payment deferrals, re-ages or other modifications of contract terms are made by authorized individuals, in accordance with Company policies. Note that information on deviations, if any, is made available to senior management on a regular and formalized basis.
iii.	Determine if the type of modifications granted on the account (if any) adheres to the Company’s Credit Policy (Credit/Underwriting/Collections). Discuss with management the magnitude of accounts that have been modified. Inquire of management if there is an annual modification program. If so, obtain a description of this program and how an obligor qualifies for this program.

d.	Judgmentally select 10 accounts and test for proper posting of fees and finance charges.

2.	Obtain from the Company a paid ahead report as of December 31, 2018 and note why accounts are considered paid ahead. Judgmentally select 15 for detail testing to verify management reasons for paid aheads.

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U.S. Auto Finance, Inc. - U.S. Auto Funding Trust 2019-1 February 14, 2019

A.	UNDERWRITING/CREDIT APPROVAL

Underwriting Guidelines/Policies and Procedures

The Company provided a copy of the Underwriting Guidelines dated September 2014 and the Underwriting Policy and Procedures Manual dated September 30, 2013 and modified on September 30, 2017. Management stated that no material changes occurred in the last twelve months.

Underwriting Guidelines cover the general information necessary for granting credit. Underwriting management must approve any exceptions on a case-by-case basis prior to granting credit.

The following is a summary of the baseline criteria required on the application; however, the Underwriting Department may approve exceptions. The Treasurer has stated that exceptions may only be approved by the Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”), or Chief Credit Officer (“CCO”):

•	Employment: Minimum time on the current job is six months with at least 18 months of job history.
•	Time at Residence: Minimum time at the current residence is one year with at least three years in the area.
•	Proof of Valid Address: The buyer and, if applicable, the co-buyer must provide verification of the address(s) by a copy of the lease, mortgage statement, utility bill, telephone bill, or similar.
•	Proof of Income: The buyer and, if applicable, co-buyer must provide a copy of the most recent paycheck stub which shows year-to-date or two recent sequential bank statements showing a consistent pattern of deposits made into the account. Self-employed customers’ must provide the prior year 1099-Misc Income Statement(s) or three sequential bank statements. Social Security Income and Social Security Disability income is acceptable as monthly income.
•	Payment to Income: System generated and will vary based on the customers underwriting score.
•	Valid Driver’s License: The principal buyer must provide a valid driver’s license with an address matching the application and contract. If there is a co-buyer, a valid state identification card is acceptable if a valid driver’s license is not available.
•	Valid Telephone Number: The customer and anyone listed on the contract must have a valid telephone number.
•	References: The buyer must provide six valid references; of which, three should be relatives. Reference phone numbers must be active working personal numbers. Contact and verification must be made with at least three references.
•	Down Payment: The goal of US Auto is to maximize down payments whenever possible. Down payment requirements are system generated and will vary based on the customer’s underwriting grade and are automatically. From time to time, management may approve pick-up or deferred down payments as additional down payment. Down payments need to be in the form of cash, debit card, certified funds, or money orders.
•	Co-Buyer: A co-buyer may be required to improve the strength of a deal or at the customer’s request. The co-buyers should be related to the customer and reside at the same address.
•	Bankruptcies: Customers with an active Chapter 13 bankruptcy may be extended credit provided the Company receives prior approval in writing from the Trustee. Customers with other active bankruptcies or multiple previous bankruptcies may not be accepted.
•	Multiple Open Auto Loans: All open auto loans are considered when calculating the customer’s payment to income ratio.
•	Trade ups: A customer may become eligible for a trade when their account has 12 months remaining and/or $3,500 negative equity and their existing account is current. Payment histories with the current loan are considered in the approval process and the General Sales Manager or his designee must approve the deal structure.
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U.S. Auto Finance, Inc. - U.S. Auto Funding Trust 2019-1 February 14, 2019

•	Second Vehicles: A customer may be eligible for a second vehicle provided their model score and income support the decision. The customer must be in their current contract for a minimum of six months and the account paid as agreed. A minimum down payment of one-half of the system-generated down payment is required on the second vehicle.
•	Repeat Customers: A repeat customer who has successfully paid a previous vehicle paid off may qualify for a zero down payment; however, maximum payment requirements still apply based on the customer grade score.
•	Insurance Replacements: A customer may be eligible for a new vehicle if the current vehicle has been deemed a total loss subject to the following:

i.	The customer had full coverage insurance that paid and US Auto has posted insurance loss proceeds or
ii.	A third party insurance company has paid and US Auto has posted insurance loss proceeds and
iii.	The existing account is current and the customer has maintained a satisfactory payment history.

The outstanding balance of the existing loan is not rolled into the new loan on Insurance Replacements and the new vehicle may not be discounted. The deductible must have been paid when/where required.

•	Maximum term: Up to 70 months per written policy based on the vehicle age and mileage. Per inquiry regarding loans with terms over 70 months found in a review of the data tape, Management stated policy terms are 72 months and approximately 5 loans are in excess of the policy due to oversight.

According to the Company’s Underwriting Policy and Procedures, the mission is to provide customers with the opportunity to drive a safe, reliable vehicle while building or re-establishing their credit. The role of the Underwriting Department is to identify risk and place customers in the most appropriate vehicle and deal structure to mitigate that risk and loss severity. US Auto uses a proprietary credit-scoring model that generates a numerical score. For simplicity sake, the system translates the score into a letter grade of either A, B, C+, C, D+, or D. Management informed the consultants that they will potentially add a new grade (B+) during 2019, due to the volume of current borrowers that are currently in the B grade. The system generates a list of qualified vehicles to provide the opportunity for a successful sales experience for the customer.

Underwriting Policies and Procedures are broken into the following five sections:

•	Underwriting Department Overview: Underwriting Department is divided into four centralized areas – Verification, Deal Review, Exception Review, and Deal Booking.
•	Deal Structure: The credit-scoring model provides a credit risk score, which is used to determine the appropriate deal structure.
•	Ethical Content: US Auto requires a courteous and business-like treatment of customers with proper attention paid to the customer’s rights and dignities. To comply with the Equal Credit Opportunity Act, the Company makes all underwriting decisions without regard to race, religion, sex, color, national origin, handicaps, sexual preferences, or marital status.
•	Underwriting Practices: US Auto issues Adverse Action Letters to a customer when upon declining a credit application. The Fair Credit Reporting Act requires the notification be mailed within 30 days of the decision and must include the principal reasons for declining a customer’s credit application. A copy of a sample letter is included in the manual.
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U.S. Auto Finance, Inc. - U.S. Auto Funding Trust 2019-1 February 14, 2019

•	Underwriting Practices – Credit Reporting: The Fair Credit Reporting Act and the corresponding Furnisher Rule impose certain legal responsibilities on the Company for reporting information to a consumer reporting agency. These responsibilities include:

o	Furnishing information that is accurate and complete, and
o	Investigating consumer disputes about the accuracy of information provided.

The Company’s Motor Vehicle Retail Installment Sales Contracts includes the Federal Truth-In-Lending Disclosure stating the annual percentage rate, finance charge, amount financed, total of payments, down payment, total sales price, number and amount of payments, payment terms, and conditions affecting late fees and other charges. Additionally, this document includes a detailed itemization of the amount financed including the sales price, add-ons, and down payments and, where applicable, net trade-in. If a trade is in deficit (more owed than vehicle value), the negative balance is added to the financing amount.

US Auto offers a standard 30-day service warranty contract with an extended service warranty contract and GAP insurance coverage at an additional fee. Per the loan file sample, approximately 80% of customers utilize such products. The Company charged an administrative services fee of $499 on all contracts through July 31, 2016. Subsequent to that time these charges are no longer administered on contracts. If a borrower does not have proof of insurance they are force placed with GAP insurance at a fee of $399.

Per inquiry, US Auto places Passtime GPS with ignition interrupt on all vehicles prior to sale. US Auto advises customer of the unit prior to sale and will utilize the ignition cut-off feature for collection purposes; however, the Company verifies that the vehicle is stationary and not running when activated. Twenty accounts were judgmentally sampled noting the number and type of contract attempts prior to initiating action on cutting off the vehicle’s ignition. In each case, the Company will initiate a chime when the key is inserted into the ignition at the point a payment is past due. There will be one chime for each day the account is past due up to five chimes on the fifth day. On the fifth day, the device will receive a shutoff notification which is usually done at 3am and when the car is not in motion. The customer also receives a remote and an “override code” that allows the customer to enable use of the vehicle for another 24 hours. Additionally, US Auto may run a dialer campaign and/or send a text message (if opted at the time of signing the contract) when payment is due. Based on the delinquency of the loan, the Company will attempt to contact the customer from one to three times daily. No complaints or incidences of improper shut-off has been noted.

The Company recognizes revenues from the sale of service contracts ratably over the service contract period; with service contract revenues included in sales and related expenses included in cost of sales.

The consultants selected a judgmental sample of 125 loans included in the eligible pool as of December 31, 2018 month-end and noted that 101 out of the 125 loans (80.8%) included service contracts. Additionally, 95 out of 125 (76.0%) included GAP insurance.

Management provided the consultants with monthly look-to-book statistics for the period January 1, 2018 through December 31, 2018. The breakdown is below:

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U.S. Auto Finance, Inc. - U.S. Auto Funding Trust 2019-1 February 14, 2019

Look to Book Summary January 2018 to December 2018
Grade	Book	Look	% LTB	% of Deals
A	611	1,070	57.1%	3.4%
B	2,971	5,860	50.7%	16.5%
C+	3,576	9,087	39.4%	19.9%
C	6,103	18,166	33.6%	33.9%
D+	4,631	15,971	29.0%	25.7%
D	100	3,555	2.8%	0.6%
Total	17,992	53,709	33.5%	100%

The Company’s credit process for loan originations commences with the sales staff located at the related party dealerships. Per inquiry, there were no changes to US Auto’s Underwriting Guidelines or Underwriting Policy and Procedures Manual since last year; however, per Management, terms are up to 72 months instead of 70 months as per the written policy.

Through December 31, 2017, the Company used Deutsche Bank (“DB”) as a custodian for original titles and original contracts; however, beginning January 1, 2018, US Auto moved custodial services to Wells Fargo (“WF”). Titles and contracts previously submitted and currently held by DB remain in their custody through the life of the contract. Per management, WF provides a monthly exception report for review and monitoring. The consultants inquired and observed that copies of documents are held electronically in the computer Vault.

Per inquiry and observation, the Company uses quality control reviews and checklists throughout the sales, underwriting, and collection functions. According to counsel, there have been no operational audits performed by third parties during the previous 12 months. Management stated that that the Company writes loans in accordance with established policies. Per inquiry, the Company does not use any internal reports to monitor any credit exceptions on an ongoing basis.

The consultants selected a judgmental sample of 125 loans included in the eligible pool of the data tape as of December 31, 2018 month-end (“Loan File Test Sample”). For the selected loans, the consultants performed the following procedures (with testing as follows):

•	Document information available in the credit file and confirm approval of the credit conforms to the Company’s underwriting policies and guidelines.
•	Compare information from the documentation to the Company’s data tape and note any differences.

Data File Integrity Test

The client provided a loan data file tape as of December 31, 2018 for all loans in the portfolio. For this data integrity test, the consultants were asked to judgmentally select 125 loans (100 judgmental and 25 delinquent) included in the eligible pool as of December 31, 2018 month-end. All 125 loans were tested in accordance with the requested scope procedures (See Exhibit A.1).

The client provided the consultants with direct access to the Company’s operating systems (“AutoStar Fusion”, “AutoStar CollectorPro”, and “Visual Vault”), collectively “AutoStar”. The original application is done either manually or online and boarded to the AutoStar operating system.

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U.S. Auto Finance, Inc. - U.S. Auto Funding Trust 2019-1 February 14, 2019

Not all of the items required to be tested were available or received by the consultants.

The consultants addressed each item below as part of the Data File Integrity Testing:

Item	Data File Item Tested	Sample Size	No Exceptions Found	Exceptions Found	%
i.	Original Retail Installment Contract	125	125	0	0%
ii	ACH Pre-Authorization Form	125	N/A	N/A	N/A
iii	Starter Interrupt/GPS Disclosure	125	125	0	0%
iv.	Vehicle Title	125	125	0	0%
v.	UCC Statement or Security Document	125	125	0	0%
vi.	Credit Approval	125	125	0	0%
vii.	Loan Disclosure	125	125	0	0%
viii.	Items Financed	125	125	0	0%
ix.	Employment Verification	125	125	0	0%
x.	Residence Verification	125	125	0	0%
xi.	Insurance at Origination	125	125	0	0%
xii.	Date of Contract, First Payment Date, Maturity Date	125	124	1	1%
xiii.	Remaining Contract Term	125	125	0	0%
xiv.	Discounted Amount	125	125	0	0%
xv.	Original Contract Financed Amount	125	125	0	0%
xvi.	Original Contract Term	125	125	0	0%
xvii.	Contract Interest Rate	125	125	0	0%
xviii	Vehicle Cost	125	125	0	0%
xix.	Remaining Current Balance	125	125	0	0%
xx.	Next Due Date	125	125	0	0%
xxi.	Monthly Payment Amount and Note Frequency	125	125	0	0%
xxii.	State of Origination of Contract	125	125	0	0%
xxiii.	New/Used Vehicle Status	125	125	0	0%
xxiv.	Make, Model and Year of Vehicle	125	125	0	0%
xxv.	Title or Title Registration and VIN	125	125	0	0%
xxvi.	FICO Score(s) and/or Internal Credit Score	125	125	0	0%
xxvii.	Days Past Due and Past Due Amounts	125	125	0	0%
xxviii.	Dealer Number, State and Type	125	125	0	0%
xxix.	Loan to Value	125	125	0	0%
xxx.	Payment to Income at Origination	125	125	0	0%
xxxi.	Debt to Income at Origination	125	N/A	N/A	N/A
xxxii.	Receivables Pledged to Third Party	125	125	0	0%
xxxiii.	Receivable Pledged by Originator/Other Third Party	125	125	0	0%
xxxiv.	Credit Information on the Obligor	125	125	0	0%

Notes

The consultants either “confirmed”, “compared” or both for the testing noted in the table above.

i.	Confirmed that the original paper (or electronic) retail installment contracts were signed by the obligor as part of the underlying documentation with no exceptions noted.
ii.	Confirmed that the Company does not require ACH pre-authorization as part of their underwriting policies and procedures as such there were no ACH pre-authorizations noted.
iii.	Confirmed that Starter Interrupt/GPS Disclosure was signed or that customer acknowledgement has been received. No exceptions noted.
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U.S. Auto Finance, Inc. - U.S. Auto Funding Trust 2019-1 February 14, 2019

iv.	Confirmed vehicle title (existence of, note endorsement/lienholder data on title or application for title) as part of the underlying documentation without exception.
v.	Confirmed the registration of a lien on the title in the applicable state as part of the underlying documentation without exception. UCC Statements or security documents are not required as part of the Company’s underwriting policies and procedures.
vi.	Confirmed evidence of credit approval as part of the underlying documentation without exception.
vii.	Confirmed evidence of loan disclosure as part of the underlying documentation without exception.
viii.	Confirmed items being financed as part of the underlying documentation without exception.
ix.	Confirmed employment verification as part of the underlying documentation with no exceptions noted.
x.	Confirmed residence verification as part of the underlying documentation with no exceptions noted.
xi.	Confirmed evidence of insurance at origination as part of the underlying documentation without exception.
xii.	Confirmed the date of contract, first payment date, and maturity date to the signed retail installment contract as part of the underlying documentation with the exception of one file.

Compared the date of contract, first payment date, and maturity date on the data tape to the underlying system of record, AutoStar with the exception of one file.

xiii.	Compared and recalculated remaining contract term on the data tape to the underlying system of record, AutoStar without exception.
xiv.	Compared discounted amount on the data tape to the underlying system of record, AutoStar without exception.
xv.	Confirmed the original contract financed amount to the signed retail installment contract as part of the underlying documentation without exception.

Compared the original contract financed amount on the data tape to the underlying system of record, AutoStar without exception.

xvi.	Confirmed the original contract term to the signed retail installment contract as part of the underlying documentation without exception.

Compared the original contract term on the data tape to the underlying system of record, AutoStar without exception.

xvii.	Confirmed the contract interest rate (APR) to the signed retail installment contract as part of the underlying documentation without exception.

Compared the contract interest rate (APR) on the data tape to the underlying system of record, AutoStar without exception.

xviii.	Compared vehicle cost on the data tape to the underlying system of record, AutoStar without exception.
xix.	Compared remaining current balance on the data tape to the underlying system of record, AutoStar without exception.
xx.	Compared next due date on the data tape to the underlying system of record, AutoStar without exception.
xxi.	Confirmed the monthly payment amount and frequency of payment to the signed retail installment contract as part of the underlying documentation without exception.

Compared the monthly payment amount and frequency of payment on the data tape to the underlying system of record, AutoStar without exception.

xxii.	Compared state of origination of contract on the data tape to the underlying system of record, AutoStar without exception.
xxiii.	Compared used vehicle status on the data tape to the underlying system of record, AutoStar without exception.
xxiv.	Compared make, model and year of vehicle on the data tape to the underlying system of record, AutoStar without exception.
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U.S. Auto Finance, Inc. - U.S. Auto Funding Trust 2019-1 February 14, 2019

xxv.	Confirmed VIN on title to the signed retail installment contract as part of the underlying documentation without exception.

Compared the VIN on the data tape to the underlying system of record, AutoStar without exception.

xxvi.	Compared the FICO(s) (Beacon) score(s) and internal credit score on the data tape to the underlying system of record, AutoStar without exception.
xxvii.	Compared Days Past Due and Past Due Amounts on the data tape to the underlying system of record, AutoStar without exception.
xxviii.	Compared Dealer Number, State and Type on the data tape to the underlying system of record, AutoStar without exception.
xxix.	Compared and recalculated Loan-to-Value on the data tape to the underlying system of record, AutoStar without exception.
xxx.	Compared and recalculated Payment-to-Income on the data tape to the underlying system of record, AutoStar with no exceptions noted.
xxxi.	The Comparison and recalculation of Debt-to-Income on the data tape to the underlying system of record, AutoStar was not performed and is considered not applicable as the Company does not require debt disclosure on their applications.
xxxii.	Is there evidence that any of the receivables had been pledged to a third party.
xxxiii.	None of the receivables originated were by a corporate entity other than the specified originator.
xxxiv.	Credit information on the obligor(s) noted bank statements, pay stubs, and credit references (Equifax). The information maintained in the file was noted to be consistent with the underwriting requirements contained in the credit policies and procedures with no exceptions noted.

The consultants noted that the Company processes payments to the related party dealerships by journal entry concurrently with the funding of the loan. The consultants noted no exceptions.

The following is a summary of the consultants’ exceptions and observations from the data integrity and credit file information provided:

•	Contracts 182209, 183480, 183068, 201968, 204798, 205740, 206654, 207102, and 207698 had different lot locations found in system compared to data tape:

o	Per management, vehicles that were originally sold at one location but go to another location for a second sale will retain the original lot as the seller. Additionally, management stated another reason for differing lots are due to events where a customer will sign an application at one lot, but purchase a vehicle later at another. Management does not consider this an exception.

•	Contracts 179734, 182209, 183715, 184791, 186697, 190755, 195028, 203435, 205740, 206654, 207053, 208001, 211393, and 211482, did not have the required six references per underwriting policy.
•	Contract 194019 Data Tape maturity was October 30, 2023, but the contract maturity date was November 15, 2023.
•	The Company does not require its customers to sign ACH pre-authorization forms. As such this data file item tested was reflected as not applicable.
•	The Company no longer charges the Administration Fee ($499) as of August 1, 2016.
•	The Company began offering GAP insurance on February 1, 2017.
•	The Company changed computer systems in March 2017 so some data per the computer system was obtained from Management via a computer printout.
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U.S. Auto Finance, Inc. - U.S. Auto Funding Trust 2019-1 February 14, 2019

•	The Company does not require total outstanding debt on the application. Rather, US Auto uses the debt from the credit reports in the credit decision. As such this data file item tested was reflected as not applicable.
•	The Company did not have sufficient credit information on contracts 186697 and 206654.

For the judgmental sample of loans selected above, the consultants tested for Eligibility per the term sheet for the proposed Facility. All loans tested met the eligibility criteria for the proposed facility.

The Company used Deutsche Bank as a custodian for original titles and original contracts through December 31, 2017; however, Wells Fargo began custodial services on January 1, 2018.

Per management, the Company’s internal systems use investor codes to ensure that collateral is not pledged more than one time.

Management stated that the Company has adequate segregation of duties. For example, personnel responsible for loan collection and customer service functions are not involved in the underwriting and approval, cash application, and they do not have the ability to change the ongoing records relating to the status of loans. An Underwriting Manager and four other analysts, which management deemed adequately equipped to handle the loan application volume, staff the credit department.

For the 125 accounts that were selected and tested above the consultants reviewed data appearing on the Company’s system in comparison to information appearing in the sampled account files for accuracy (file to system review). All data appearing in the sampled account files was accurately reflected in the system with no exceptions noted.

Based on the consultants’ review, the top 10 obligors accounted of 0.06% of the portfolio as of December 31, 2018.

The following is a list of concentrations by various data tape criteria:

Vehicle Model Year

Model Year	Count	Outstanding Balance	%
1989 - 2006	1,122	$ 10,481,154	2.1%
2007 - 2009	3,645	47,157,421	9.6%
2010 - 2012	10,461	148,910,451	30.2%
2013 - 2015	16,023	241,116,784	48.9%
2016 - 2018	2,484	45,037,167	9.1%
Grand Total	33,735	$ 492,702,978	100.0%

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U.S. Auto Finance, Inc. - U.S. Auto Funding Trust 2019-1 February 14, 2019

Amount Financed

Amount Financed	Count	Outstanding Balance	%
$0 - $5,000	6	$ 13,372	0.0%
$5,001 - $10,000	38	176,911	0.0%
$10,001 - $15,000	146	1,137,593	0.2%
$15,001 - $20,000	998	8,385,671	1.7%
$20,001 - $25,000	5,998	63,366,863	12.9%
$25,001 - $30,000	12,568	171,581,334	34.8%
> $30,000	13,981	248,041,234	50.3%
Grand Total	33,735	$ 492,702,978	100.0%

Interest Rate

Interest Rate	Count	Outstanding Balance	%
< 5.00%	9	$ 135,739	0.0%
5.00% - 9.00%	12	$110,223	0.0%
9.00% - 9.99%	88	1,054,470	0.2%
10.00% - 11.99%	1,741	34,884,888	7.1%
12.00% - 13.99%	1,045	14,838,459	3.0%
14.00% - 15.99%	6,800	86,521,240	17.6%
16.00% - 17.99%	429	4,242,557	0.9%
18.00% - 19.99%	7,558	105,744,655	21.5%
20.00% - 21.99%	8,983	141,021,302	28.6%
22.00% - 23.99%	7,066	104,090,425	21.1%
> 24.00%	4	59,021	0.0%
Grand Total	33,735	$ 492,702,978	100.0%

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U.S. Auto Finance, Inc. - U.S. Auto Funding Trust 2019-1 February 14, 2019

Term

Months	Count	Outstanding Balance	%
0 - 6	2	$ 1,849	0.0%
7 - 12	7	17,424	0.0%
13 - 18	18	80,917	0.0%
19 - 24	27	169,690	0.0%
25 - 30	63	536,882	0.1%
31 - 36	92	809,838	0.2%
37 - 42	130	1,155,334	0.2%
43 - 48	281	2,720,957	0.6%
49 - 54	1,009	9,486,196	1.9%
55 - 60	10,931	121,760,039	24.7%
61 - 66	12,270	195,703,325	39.7%
67 +	8,905	160,260,528	32.5%
Grand Total	33,735	$ 492,702,978	100.0%

Geography

Geography	Count	Outstanding Balance	%
GA	25,682	$369,332,428	75.0%
SC	4,740	72,300,676	14.7%
FL	1,662	26,833,824	5.4%
NC	763	12,794,798	2.6%
AL	428	6,275,094	1.3%
Remaining	460	5,166,159	1.0%
Grand Total	33,735	$492,702,978	100.0%

In addition to the delinquency and charge-off statistical reports, the consultants reviewed a monthly trends report that provided an indication as to the level and trend of the loan’s portfolio quality. This report reflected monthly originations data and on a monthly basis showed trending of various factors such as average payments, term, FICO, down payments, pick-up payments, trade-in, sales price, car cost, added expenses, mileage, breakeven, warranty, amount financed, interest rate and ad valorem sales tax. This report reflected statistics and provided associated graphs.

The Company does not purchase loans at a discount. They purchase loans from captive lots at a reduced price. This is booked as a journal entry at the time of purchase in the system of record.

Additionally, the consultants noted the following averages, minimums, and maximums within the Data Integrity File Test Sample:

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U.S. Auto Finance, Inc. - U.S. Auto Funding Trust 2019-1 February 14, 2019

Metric	Average	Minimum	Maximum
Interest Rate	19.3%	10.9%	23.4%
Payment	$ 133	$ 61	$ 153
# Pmts Remaining	110	15	151
Remaining Balance	$ 16,571	$ 1,570	$ 26,173
Borrower Age	37	18	67
Time at Job (Years)	4	0	16
Housing Expense	$ 205	$ -	$ 1,098
Monthly Net Income	$ 2,787	$ 1,000	$ 9,627
FICO Score	478	0	722
Year of Collateral	2,013	2,004	2,017
Unit Cost	$ 11,442	$ 4,933	$ 20,995
Added Unit Cost	$ 1,115	$ -	$ 4,530
Mileage	76,103	30,860	125,748
Payment to Income	10.1%	0.0%	33.9%
Selling Price	$ 17,094	$ 11,072	$ 23,473
Tax, Title, License	$ 433	$ -	$ 926
Service Contract Amount	$ 2,020	$ -	$ 2,995
Documentation Fees	$ 126	$ -	$ 699
Title Fees	$ 24	$ 15	$ 92
Cash Down Payment	$ 1,108	$ -	$ 3,500
Deferred Down Payment	$ 658	$ -	$ 1,198
Trade In	$ 407	$ -	$ 7,000
Amount Financed	$ 18,457	$ 10,033	$ 28,928
NADA Value	$ 12,581	$ 6,781	$ 22,480
Loan to Value	153.3%	71.3%	240.4%
Unearned Income	$ 11,392	$ 3,934	$ 17,369

The ten largest US Auto dealerships as of December 31, 2018 were Lawrenceville, Union City, Lithia Springs, Marietta, Forest Park, Jacksonville, FL, Columbia, SC, Memorial, Macon, and Centerville.

B.	SERVICING/COLLECTIONS

Collection Policy and Procedures

Management provided the USAF Collection Policy and Procedures dated April 24, 2013.  Per management, there have been no changes in the past 12 months and they anticipate no significant changes in the next 12 months.  Details of the current policies and procedures are presented below.

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U.S. Auto Finance, Inc. - U.S. Auto Funding Trust 2019-1 February 14, 2019

US Auto’s system of record is AutoStar.  The Company underwrites and originates new accounts in AutoStar under company 01 (Sales).  After credit approval and vehicle delivery, the account is sold to Company 02 (US Auto active accounts).

Testing

Aging Test

The consultants judgmentally selected a sample of 50 accounts totaling $1,060M from the December 31, 2018 data tape report and included the 10 largest 60+ day past due loans. The consultants’ aging of these 50 accounts agreed with the AutoStar system aging without exception. The consultants reviewed the system collection notes and observed staff making frequent customer contact. The contact is documented in a concise manner on the system, which provides an adequate level of detail. Based upon the review, the Company’s collection policies and procedures are being followed. Based on the consultants’ review and discussions with management, the Company is diligent in its collection of past due accounts.

The substituting of loans does not apply to the current lending facility.

Aging Shift Test

The consultants also performed an aging shift test on a judgmentally selected sample of 15 accounts totaling $$161M from the portfolio between the months of November and December 2018, with all 15 accounts shifting and aging correctly.

Modifications

The Company provided a report of all amendments, due date changes and extensions applied to loans in the 12 month period from January through December 2018.

The modifications by month are presented below:

	Amendments		Due Date Changes		Extensions			# Total
Month	#	%	#	%	#	%	# Modified	Portfolio	% Modified
1/31/2018	91	0.30%	174	0.58%	715	2.40%	980	29,850	3.28%
2/28/2018	69	0.22%	145	0.47%	303	0.99%	517	30,732	1.68%
3/31/2018	69	0.22%	197	0.63%	244	0.78%	510	31,475	1.62%
4/30/2018	53	0.17%	226	0.71%	266	0.84%	545	31,638	1.72%
5/31/2018	72	0.23%	261	0.82%	294	0.92%	627	31,912	1.96%
6/30/2018	99	0.31%	261	0.81%	369	1.14%	729	32,332	2.25%
7/30/2018	108	0.33%	231	0.71%	346	1.06%	685	32,536	2.11%
8/31/2018	100	0.30%	264	0.80%	429	1.30%	793	32,941	2.41%
9/30/2018	91	0.27%	204	0.62%	415	1.25%	710	33,119	2.14%
10/31/2018	93	0.28%	241	0.72%	399	1.20%	733	33,342	2.20%
11/30/2018	100	0.30%	230	0.69%	347	1.04%	677	33,505	2.02%
12/31/2018	107	0.32%	211	0.63%	342	1.01%	660	33,735	1.96%
Totals	1,052	0.27%	2,645	0.68%	4,469	1.15%	8,166	387,117	2.11%

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U.S. Auto Finance, Inc. - U.S. Auto Funding Trust 2019-1 February 14, 2019

The number of modifications granted each month remained relatively consistent throughout the period tested. The higher number in the month of January was noted to be the result of an increase in delinquent accounts related to the use of part-time collectors and changes in management.

The consultants selected a judgmental sample of 50 modifications, including 11 amendments, 15 due date changes, and 24 extensions. The consultants testing noted the following:

•	The eleven amendments were all due date changes, with eight from bi-weekly to semi-monthly, one monthly to bi-weekly and two from bi-weekly to monthly. Four of the accounts were current when amended, six were 1-15 days past due, and one was 61-90 days past due. These were all done within the Company’s policy.
•	One amendment did not include any indication from the customer that they requested or agreed to the change. Management could not locate any documentation for this amendment.
•	The six amendments modified the due date 28 days or less, with the largest being changes to a monthly payment.
•	All but one of the payment amounts on the amended contracts increased due to fewer future payments. The outlier was one amendment that went from monthly to bi-weekly, and thus, had additional payments at a reduced amount.
•	All 15 due date changes were made on accounts that were current at the time of modification.
•	The six due date changes modified the due date 30 days or less.
•	The payment amount on the due date changes remained the same.
•	The 24 extensions tested were completed to bring accounts current due to temporary financial hardship including unexpected car repairs, change of jobs and medical issues.
•	Four accounts were noted to have multiple deferrals and, although there is a field to record previous modifications, no indication of the previous deferrals appears on the approval document. The Company’s credit policy limits deferrals to two monthly equivalent payments in a twelve month period. As such, it is important for this information to be correct upon approval so that a deferral is not granted in violation of policy. These items were brought to management’s attention.

o	Upon review of this situation, the Company noted that the prior deferrals are referenced in the application for approval, but when this form is transferred to the Visual Vault (the Company’s electronic filing software), this information is lost. A request was submitted to the IT department regarding this situation. The consultants were subsequently notified that the documents must be saved in a different format for this information to transfer. Management stated that procedures will be implemented to ensure that this document is saved in the proper format going forward.

The collections policy does not specify the level of approval required for each type of modification. It is suggested the Company add approval levels to its policy.

Per management, the Company does not have any annual or special modification programs.

Fees and Finance Charges Posting Test

The consultants judgmentally selected five accounts from the delinquency samples to test for proper posting of fees and finance charges. The consultants observed the posting of interest with each payment and occasional late charges. The Company does not charge fees associated with repossessions. No exceptions were noted.

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U.S. Auto Finance, Inc. - U.S. Auto Funding Trust 2019-1 February 14, 2019

Paid Ahead Testing

The consultants sampled 15 accounts with paid ahead status totaling $79M, or 2.0% of the total of $4,008M in paid ahead accounts as of December 31, 2018. This sample was taken from the largest balances in the “Paid Ahead” column (column CD) from the Data Tape. This column includes all accounts where any payments in excess of the required amount are shown. The reasons for the tested paid ahead accounts are illustrated as follows:

Category	Count	Prin Bal	%
Customer Paid Ahead	2	$ 5,763	7.3%
Insurance - Pending Charge-off	4	29,674	37.4%
Insurance - Pending Settlement/Payoff	3	17,009	21.5%
Insurance - Balance Settled/Paid	6	26,843	33.9%
Total	15	$ 79,289	100.0%

Two customers were noted to be making extra payments or payments in excess of their contracted payment on a regular basis. Four accounts were declared total losses by the insurance company, and were awaiting GAP checks prior to charge off. An additional three accounts were declared total losses by the insurance company, but were awaiting settlements with the insurance companies prior to determining whether a charge off was necessary. The remaining sampled items were settled in full with the insurance company.

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